UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):

February 3, 2014
___________________________________________

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

81 Wyman Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 622-1000
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THERMO FISHER SCIENTIFIC INC.

Explanatory Note

    As previously reported in a Current Report on Form 8-K filed on February 4, 2014, on February 3, 2014, pursuant to the Agreement and Plan of Merger, dated as of April 14, 2013 (the “Merger Agreement”), by and among Life Technologies Corporation (“Life Technologies”), Thermo Fisher Scientific Inc. (“Thermo Fisher”), and Polpis Merger Sub Co., an indirect wholly owned subsidiary of Thermo Fisher (“Merger Sub”), Merger Sub merged with and into Life Technologies (the “Merger”), with Life Technologies surviving the Merger as an indirect wholly owned subsidiary of Thermo Fisher. This Amendment No. 1 amends the Initial Filing to include the historical financial statements of Life Technologies and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01       Financial Statements and Exhibits

            (a)       Financial Statements of Business Acquired

                       The following financial statements of Life Technologies are being filed with this report as Exhibit 99.2 and are incorporated herein by reference:

                         (1)      Report of Independent Auditors;

                         (2)      Consolidated Balance Sheets as of December 31, 2013 and 2012;

                 (3)      Consolidated Statements of Operations for the years ended December 31, 2013 and 2012;

                 (4)      Consolidated Statements of Comprehensive Income for the years ended December 31, 2013 and 2012;

                 (5)      Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2013 and 2012;

                 (6)      Consolidated Statements of Cash Flows for the years ended December 31, 2013 and 2012; and

                 (7)      Notes to Consolidated Financial Statements.

            (b)       Pro Forma Financial Information

        The following pro forma financial information is being filed with this report as Exhibit 99.3 and are incorporated herein by reference:

                         (1)      Unaudited pro forma condensed combined balance sheet as of December 31, 2013;

                 (2)      Unaudited pro forma condensed combined statement of income for the year ended December 31, 2013; and

                         (3)      Notes to unaudited pro forma condensed combined financial statements.

THERMO FISHER SCIENTIFIC INC.
            (c)       Exhibits

                        2.1       Agreement and Plan of Merger, dated as of April 14, 2013, by and among Life Technologies Corporation, Thermo Fisher Scientific Inc., and Polpis Merger
                                    Sub Co. (attached as Exhibit 2.1 to Thermo Fisher’s Current Report on Form 8-K filed on April 16, 2013 and incorporated herein by reference).

        23.1     Consent of Independent Auditors.

        99.1     Press Release of Thermo Fisher Scientific Inc., dated February 3, 2014.*

        99.2     Financial Statements listed in Item 9.01 (a).

        99.3     Pro Forma financial information listed in Item 9.01 (b).

            *Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed February 4, 2014.

THERMO FISHER SCIENTIFIC INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 16th day of April, 2014.

THERMO FISHER SCIENTIFIC INC.

By:	/s/ Peter E. Hornstra
Peter E. Hornstra
Vice President and Chief Accounting Officer